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                        AQUILA GAS PIPELINE CORPORATION

                              FILE NUMBER 1-12426

                                   EXHIBIT 23

                        CONSENT OF DELOITTE & TOUCHE LLP

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                                                                     EXHIBIT 23





                         INDEPENDENT AUDITORS' CONSENT



We consent to the use of our report dated April 19, 1996, with respect to the consolidated financial statements of Oasis Pipe Line Company and Subsidiary for the year ended December 31, 1995 appearing in this Form 8-K/A of Aquila Gas Pipeline Corporation.





Deloitte & Touche LLP

Houston, Texas
January 3, 1997